Waddell & Reed InvestEd Portfolios, Inc.

Waddell & Reed InvestEd Growth Portfolio

Waddell & Reed InvestEd Balanced Portfolio

Waddell & Reed InvestEd Conservative Portfolio

The Securities and Exchange Commission has not approved or disapproved the Portfolios' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
May 1, 2006
and amended July 25, 2006

Table of Contents

Waddell & Reed InvestEd Growth Portfolio

Waddell & Reed InvestEd Balanced Portfolio

Waddell & Reed InvestEd Conservative Portfolio

Investment Goals, Principal Strategies, Other Investments
and Risks of the Underlying Funds

Fund of Funds Risks

Management of the Portfolios

Investment Advisor

Management Fee

Portfolio Management

Your Account

Waddell & Reed InvestEd 529 Plan

Choosing a Portfolio

Account Registration

Buying Shares

Exchanges

Transfers

Selling Shares

Shareholder Services

Distributions and Taxes

Financial Highlights

Waddell & Reed InvestEd Growth Portfolio

An Overview of the Portfolio

Objective

The Portfolio seeks long-term capital growth.

Principal Investment Strategies

Growth Portfolio is designed for investors who can accept equity market volatility in return for potentially higher returns. The Portfolio is also designed for investors who plan to maintain their investments, and who do not expect to incur expenses related to higher education, for at least nine years. The Portfolio invests, primarily, in a combination of Waddell & Reed Advisors equity mutual funds that have a long-term growth orientation. It also invests, to a lesser extent, in Waddell & Reed Advisors bond and income-producing mutual funds. Each underlying fund, in turn, invests in a diversified portfolio of securities.

The Board of Directors of Waddell & Reed InvestEd Portfolios, Inc. (Fund) has established target ranges for the allocation of the Portfolio's assets. The range of Portfolio net assets invested in equity funds will be from 65% to 100%; correspondingly, the range of Portfolio net assets invested in bond and income-producing funds will be from 35% to 0%. The Board of Directors has established the following target ranges for investment of the Portfolio's assets in specific underlying funds:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Core Investment Fund	0%	60%
Waddell & Reed Advisors Dividend Income Fund	0%	60%
Waddell & Reed Advisors Value Fund	0%	40%
Waddell & Reed Advisors International Growth Fund	0%	30%
Waddell & Reed Advisors Vanguard Fund	0%	30%
Waddell & Reed Advisors New Concepts Fund	0%	25%
Waddell & Reed Advisors Small Cap Fund	0%	20%
Waddell & Reed Advisors Bond Fund	0%	25%
Waddell & Reed Advisors Government Securities Fund	0%	25%
Waddell & Reed Advisors High Income Fund	0%	25%
Waddell & Reed Advisors Global Bond Fund	0%	25%
Waddell & Reed Advisors Limited-Term Bond Fund	0%	25%
Waddell & Reed Advisors Cash Management	0%	25%

The Portfolio's investment manager, Waddell & Reed Investment Management Company (WRIMCO), monitors the Portfolio's holdings and cash flow and, in general, manages them as needed in order to maintain the Portfolio's target allocations. WRIMCO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, WRIMCO may change allocations within the stated ranges. WRIMCO may modify the above-specified target asset allocations for the Portfolio and may also modify, from time to time, the underlying Advisors funds selected for the Portfolio.

By owning shares of the underlying funds, the Portfolio indirectly holds a diversified mixture of domestic and foreign common stocks and, to a lesser extent, a mixture of investment grade and non-investment grade corporate bonds and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities). Although the majority of the Portfolio's indirect stock holdings are of large cap companies, the Portfolio is likely to have potentially significant exposure to mid cap companies, foreign companies and, to a lesser extent, small cap companies. Large cap companies are typically companies with market capitalizations of at least $8 billion. Mid cap companies are typically companies with market capitalizations that range between $1 billion and $15 billion. Small cap companies are typically companies with market capitalizations below $3.5 billion.

Principal Risks of Investing in the Portfolio

Many factors affect the performance of Growth Portfolio. The ability of the Portfolio to meet its investment objective is directly related to its target allocations among the underlying funds and the ability of these funds to meet their investment objectives. In general, the Portfolio is subject to the same risks as those of the underlying funds it holds. The Portfolio's share price will likely change daily based on the performance of the underlying funds in which it invests.

The Portfolio invests primarily in equity funds, for which the principal risk is market risk, the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested (growth-oriented, large to mid cap companies, foreign companies and, to a lesser extent, small cap companies) may underperform other asset classes, other market segments or the overall stock market.

The values of certain types of stocks, such as stocks of small cap companies and foreign companies, may fluctuate more widely than others. The prices of small cap company stocks may be based, in part, on future expectations rather than current achievements. Foreign company stock investments can be affected by changes in currency exchange rates, which can erode market gains or widen market losses. Other reasons for volatility of foreign company markets range from a lack of reliable company information to the risk of political upheaval.

A smaller portion of the Portfolio's assets may be invested in bond funds in an effort to offset the volatility of the equity funds. The principal risks that may be encountered by this portion of the Portfolio's assets are: bond prices overall may decline when interest rates rise (market risk, also known as interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); and a bond issuer may repay a higher yielding bond before its maturity date, during periods of falling interest rates (prepayment risk).

Additional information about the risks of the underlying funds is provided below in the section entitled Investment Goals, Principal Strategies, Other Investments and Risks of the Underlying Funds.

An investment in the Portfolio or any underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, the value of the Portfolio's shares could change, and you could lose money on your investment. When you sell your shares, they may be worth more or less than what you paid for them.

Performance

Waddell & Reed InvestEd Growth Portfolio

The bar chart and performance table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total return for each full calendar year since these shares were first offered and shows how performance has varied from year to year.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Portfolio's shares. If the sales charge were included, the return would be less than that shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Portfolio's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

2002	-13.94%
2003	22.53%
2004	9.99%
2005	8.99%

In the period shown in the chart, the highest quarterly return was 10.62% (the second quarter of 2003) and the lowest quarterly return was -10.39% (the third quarter of 2002).

The table below compares the Portfolio's average annual total returns to that of a broad-based securities market index that is unmanaged. The Portfolio's returns include the maximum sales charge, 5.75% and treat dividend and capital gain distributions as reinvested.

Average Annual Total Returns
as of December 31, 2005
	1 Year	Life of Portfolio
Shares of Growth Portfolio (began on 10-1-2001)	2.72%	6.25%
S&P 500 Index[1]	4.92%	6.19%[2]
Citigroup Broad Investment Grade Index[1]	2.57%	4.98%[2]
Citigroup Short-Term Index for 1 Month Certificates of Deposit[1]	3.32%	1.95%[2]

1Reflects no deduction for fees, expenses or taxes.
2Index comparison begins on September 30, 2001.

Fees and Expenses

Waddell & Reed InvestEd Growth Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio:

Shareholder Fees
(fees paid directly from your investment) [1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets) [2]
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.25%

1Waddell & Reed InvestEd Plan accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.
2 Total Annual Portfolio Operating Expenses have been restated to reflect the current fees, which were effective January 1, 2006.

In addition to the total annual operating expenses shown above, the shareholders of the Portfolio will indirectly bear a pro rata share of the fees and expenses of each underlying fund in which it invests. The following table shows the anticipated share of expenses from the underlying funds, based on the weighted average of the expense ratio of the Class Y shares of each fund (Class A shares of Waddell & Reed Advisors Cash Management, Inc.) for that fund's most recent fiscal period that ended on or before December 31, 2005, or September 30, 2005, as applicable. The weighted average was determined by using the allocations of the Portfolio's assets in the underlying funds, as of December 31, 2005. Actual expenses may be higher or lower, depending on the Portfolio's allocations and the actual expenses of the underlying funds.

Expenses from Underlying Funds[3]	0.94%
Combined Annual Portfolio Operating Expenses[3]	1.19%
3A reduction in the management fee rates for many of the Underlying Funds, pursuant to a management fee waiver, becomes effective October 1, 2006 and will remain in effect through October 1, 2011. Please see the section entitled Regulatory Matters for additional information.
Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses of the Portfolio and its underlying funds remain the same. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$709	$990	$1,289	$2,122

1 Waddell & Reed InvestEd Plan accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Waddell & Reed InvestEd Balanced Portfolio

An Overview of the Portfolio

Objectives

The Portfolio seeks capital growth and income.

Principal Investment Strategies

Balanced Portfolio is designed for investors who seek capital appreciation in conjunction with income. The Portfolio is also designed for investors who plan to maintain their investments, and who do not expect to incur higher education expenses, for at least two to three years. The Portfolio invests in a combination of long-term, growth-oriented Waddell & Reed Advisors equity mutual funds and Waddell & Reed Advisors bond and income-producing mutual funds. Each underlying fund, in turn, invests in a diversified portfolio of securities.

The Fund's Board of Directors has established target ranges for the allocation of the Portfolio's assets. The range of Portfolio net assets invested in equity funds will be from 40% to 80%; correspondingly, the range of Portfolio net assets invested in bond and income-producing funds will be from 60% to 20%. The Board of Directors has established the following target ranges for investment of the Portfolio's assets in specific underlying funds:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Dividend Income Fund	0%	50%
Waddell & Reed Advisors Core Investment Fund	0%	40%
Waddell & Reed Advisors Value Fund	0%	30%
Waddell & Reed Advisors Bond Fund	0%	30%
Waddell & Reed Advisors Government Securities Fund	0%	30%
Waddell & Reed Advisors International Growth Fund	0%	25%
Waddell & Reed Advisors Vanguard Fund	0%	25%
Waddell & Reed Advisors High Income Fund	0%	25%
Waddell & Reed Advisors Global Bond Fund	0%	25%
Waddell & Reed Advisors Limited-Term Bond Fund	0%	25%
Waddell & Reed Advisors New Concepts Fund	0%	20%
Waddell & Reed Advisors Cash Management	0%	20%

The Portfolio's investment manager, WRIMCO, monitors the Portfolio's holdings and cash flow and, in general, manages them as needed in order to maintain the Portfolio's target allocations. WRIMCO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, WRIMCO may change allocations within the stated ranges. WRIMCO may modify the above-specified target asset allocations for the Portfolio and may also modify, from time to time, the underlying Advisors funds selected for the Portfolio.

By owning shares of the underlying funds, the Portfolio indirectly holds a diversified mixture of primarily common stocks of U.S. and, to a lesser extent, foreign companies that are typically large cap (that is, companies with market capitalizations of more than $8 billion); the Portfolio also indirectly holds a mixture of investment grade corporate bonds, U.S. government securities and, to a lesser extent, a mixture of non-investment grade corporate bonds and money market instruments.

Principal Risks of Investing in the Portfolio

Many factors affect the performance of Balanced Portfolio. The ability of the Portfolio to meet its investment objectives is directly related to its target allocations among the underlying funds and the ability of these funds to meet their investment objectives. In general, the Portfolio is subject to the same risks as those of the underlying funds it holds. The Portfolio's share price will likely change daily based on the performance of the underlying funds in which it invests.

The Portfolio's allocation of its assets is typically weighted toward equity funds while including fixed-income fund investments to add income and reduce volatility. The principal risk associated with the Portfolio's equity fund holdings is market risk, the chance that stock prices overall will decline over short or even long periods of time. Market risk includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested (stocks of growth-oriented, large cap companies, and, to a lesser extent, of foreign, mid and small cap companies) may underperform other market segments or the overall stock market. The values of certain types of stocks, such as those of small cap and foreign companies, may fluctuate more widely than others.

The principal risks associated with the Portfolio's fixed-income fund holdings are: market risk, the chance that fixed-income security prices overall may decline when interest rates rise (also known as interest rate risk); financial or credit risk, the chance that a fixed-income security issuer may fail to pay interest and principal in a timely manner; and prepayment risk, the chance that a fixed-income security issuer may repay a higher-yielding security before its maturity date, typically during periods of falling interest rates.

Additional information about the risks of the underlying funds is provided below in the section entitled Investment Goals, Principal Strategies, Other Investments and Risks of the Underlying Funds.

An investment in the Portfolio or any underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, the value of the Portfolio's shares could change, and you could lose money on your investment. When you sell your shares, they may be worth more or less than what you paid for them.

Performance

Waddell & Reed InvestEd Balanced Portfolio

The bar chart and performance table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total return for each full calendar year since these shares were first offered and shows how performance has varied from year to year.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Portfolio's shares. If the sales charge were included, the return would be less than that shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Portfolio's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

2002	-8.45%
2003	15.90%
2004	7.55%
2005	7.00%

In the period shown in the chart, the highest quarterly return was 7.94% (the fourth quarter of 2003) and the lowest quarterly return was -6.61% (the third quarter of 2002).

The table below compares the Portfolio's average annual total returns to that of a broad-based securities market index that is unmanaged. The Portfolio's returns include the maximum sales charge, 5.75% and treat dividend and capital gain distributions as reinvested.

Average Annual Total Returns
as of December 31, 2005
	1 Year	Life of Portfolio
Shares of Balanced Portfolio (began on 10-1-2001)	0.85%	4.79%
S&P 500 Index[1]	4.92%	6.19%[2]
Citigroup Broad Investment Grade Index[1]	2.57%	4.98%[2]
Citigroup Short-Term Index for 1 Month Certificates of Deposit[1]	3.32%	1.95%[2]

1Reflects no deduction for fees, expenses or taxes.
2Index comparison begins on September 30, 2001.

Fees and Expenses

Waddell & Reed InvestEd Balanced Portfolio

Shareholder Fees
(fees paid directly from your investment) [1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets) [2]
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.25%

1Waddell & Reed InvestEd Plan accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

2 Total Annual Portfolio Operating Expenses have been restated to reflect the current fees, which were effective January 1, 2006.

In addition to the total annual operating expenses shown above, the shareholders of the Portfolio will indirectly bear a pro rata share of the fees and expenses of each underlying fund in which it invests. The following table shows the anticipated share of expenses from the underlying funds, based on the weighted average of the expense ratio of the Class Y shares of each fund (Class A shares of Waddell & Reed Advisors Cash Management, Inc.) for that fund's most recent fiscal period that ended on or before December 31, 2005, or September 30, 2005, as applicable. The weighted average was determined by using the allocations of the Portfolio's assets in the underlying funds, as of December 31, 2005. Actual expenses may be higher or lower, depending on the Portfolio's allocations and the actual expenses of the underlying funds.

Expenses from Underlying Funds[3]	0.89%
Combined Annual Portfolio Operating Expenses[3]	1.14%
3A reduction in the management fee rates for many of the Underlying Funds, pursuant to a management fee waiver, becomes effective October 1, 2006 and will remain in effect through October 1, 2011. Please see the section entitled Regulatory Matters for additional information.
Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses of the Portfolio and its underlying funds remain the same. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$704	$975	$1,264	$2,069

1 Waddell & Reed InvestEd Plan accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Waddell & Reed InvestEd Conservative Portfolio

An Overview of the Portfolio

Objective

The Portfolio seeks capital preservation.

Principal Investment Strategies

Conservative Portfolio is designed for investors who seek capital preservation from their investments, through a primary emphasis on income and a secondary emphasis on capital growth. The Portfolio is also designed for investors who expect to incur expenses related to higher education within a year or two. The Portfolio invests primarily in Waddell & Reed Advisors bond and income-producing mutual funds and invests, to a lesser extent, in Waddell & Reed Advisors equity mutual funds. Each underlying fund, in turn, invests in a diversified portfolio of securities.

The Fund's Board of Directors has established target ranges for the allocation of the Portfolio's assets. The range of Portfolio net assets invested in bond and income-producing funds will be from 100% to 60%; correspondingly, the range of Portfolio net assets invested in equity funds will be from 0% to 40%. The Board of Directors has established the following target ranges for investment of the Portfolio's assets in specific underlying funds:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Limited-Term Bond Fund	0%	100%
Waddell & Reed Advisors Cash Management	0%	50%
Waddell & Reed Advisors Government Securities Fund	0%	40%
Waddell & Reed Advisors Core Investment Fund	0%	40%
Waddell & Reed Advisors Dividend Income Fund	0%	40%
Waddell & Reed Advisors Value Fund	0%	30%
Waddell & Reed Advisors Bond Fund	0%	10%

The Portfolio's investment manager, WRIMCO, monitors the Portfolio's holdings and cash flow and, in general, manages them as needed in order to maintain the Portfolio's target allocations. WRIMCO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, WRIMCO may change allocations within the stated ranges. WRIMCO may modify the above-specified target asset allocations for the Portfolio and may also modify, from time to time, the underlying Advisors funds selected for the Portfolio.

By owning shares of the underlying funds, the Portfolio indirectly holds a diversified mixture of money market instruments, investment-grade corporate bonds, U.S. government securities and, to a lesser extent, stocks of primarily large cap companies.

Principal Risks of Investing in the Portfolio

Many factors affect the performance of Conservative Portfolio. The ability of the Portfolio to meet its investment objective is directly related to its target allocations among the underlying funds and the ability of these funds to meet their investment objectives. In general, the Portfolio is subject to the same risks as those of the underlying funds in which it invests. The Portfolio's share price will likely change daily based on the performance of the underlying funds it holds.

The Portfolio's allocation is weighted toward bond and other income-producing funds, for which the principal risks are: market risk, the chance that fixed-income security prices overall may decline when interest rates rise (also known as interest rate risk); financial or credit risk, the chance that a fixed-income security issuer may fail to pay interest and principal in a timely manner; and prepayment risk, the chance that a fixed-income security issuer may repay a higher-yielding security before its maturity date, during periods of falling interest rates.

A smaller portion of the Portfolio's assets may be invested in equity funds. The principal risk associated with the Portfolio's equity fund holdings is market risk, the chance that stock prices overall will decline over short or even long periods of time. Market risk includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested (growth-oriented, large cap companies, and, to a lesser extent, stocks of foreign, mid and small cap companies) may underperform other market segments or the overall stock market. The values of certain types of stocks, such as stocks of small companies and foreign companies, may fluctuate more widely than others.

Additional information about the risks of the underlying funds is provided below in the section entitled Investment Goals, Principal Strategies, Other Investments and Risks of the Underlying Funds.

An investment in the Portfolio or any underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, the value of the Portfolio's shares could change, and you could lose money on your investment. When you sell your shares, they may be worth more or less than what you paid for them.

Performance

Waddell & Reed InvestEd Conservative Portfolio

The bar chart and performance table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total return for each full calendar year since these shares were first offered and shows how performance has varied from year to year.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Portfolio's shares. If the sales charge were included, the return would be less than that shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Portfolio's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

2002	0.35%
2003	4.07%
2004	2.91%
2005	2.53%

In the period shown in the chart, the highest quarterly return was 2.14% (the fourth quarter of 2003) and the lowest quarterly return was -0.98% (the first quarter of 2002).

The table below compares the Portfolio's average annual total returns to that of a broad-based securities market index that is unmanaged. The Portfolio's returns include the maximum sales charge, 4.25% and treat dividend and capital gain distributions as reinvested.

Average Annual Total Returns
as of December 31, 2005
	1 Year	Life of Portfolio
Shares of Conservative Portfolio (began on 10-1-2001)	-1.83%	1.80%
S&P 500 Index[1]	4.92%	6.19%[2]
Citigroup Broad Investment Grade Index[1]	2.57%	4.98%[2]
Citigroup Short-Term Index for         1 Month Certificates of Deposit[1]
	3.32%	1.95%[2]

1Reflects no deduction for fees, expenses or taxes.
2Index comparison begins on September 30, 2001.

Fees and Expenses

Waddell & Reed InvestEd Conservative Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio:

Shareholder Fees
(fees paid directly from your investment) [1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets) [2]
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.25%

1Waddell & Reed InvestEd Plan accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This maintenance fee will be waived for Arizona residents.

2 Total Annual Portfolio Operating Expenses have been restated to reflect the current fees, which were effective January 1, 2006.

In addition to the total annual operating expenses shown above, the shareholders of the Portfolio will indirectly bear a pro rata share of the fees and expenses of each underlying fund in which it invests. The following table shows the anticipated share of expenses from the underlying funds, based on the weighted average of the expense ratio of the Class Y shares of each fund (Class A shares of Waddell & Reed Advisors Cash Management, Inc.) for that fund's most recent fiscal period that ended on or before December 31, 2005, or September 30, 2005, as applicable. The weighted average was determined by using the allocations of the Portfolio's assets in the underlying funds, as of December 31, 2005. Actual expenses may be higher or lower, depending on the Portfolio's allocations and the actual expenses of the underlying funds.

Expenses from Underlying Funds[3]	0.83%
Combined Annual Portfolio Operating Expenses[3]	1.08%
3A reduction in the management fee rates for many of the Underlying Funds, pursuant to a management fee waiver, becomes effective October 1, 2006 and will remain in effect through October 1, 2011. Please see the section entitled Regulatory Matters for additional information.
Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses of the Portfolio and its underlying funds remain the same. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

1 Year[1]	3 Years[1]	5 Years[1]	10 Years[1]
$550	$813	$1,092	$1,874

1 Waddell & Reed InvestEd Plan accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20, which has been added to the expenses associated with investing $10,000. This maintenance fee will be waived for Arizona residents.

Investment Goals, Principal Strategies, Other Investments and Risks of the Underlying Funds

The following is a concise description of the investment objectives, principal strategies and certain risks of the underlying funds in which the Portfolios invest. The Statement of Additional Information (SAI) of the Portfolios includes additional information about the investment strategies, policies and risks of the underlying funds. Those strategies, policies and risks are also described more fully in the prospectus and SAI of each underlying fund. WRIMCO is the investment manager for each underlying fund and for the Portfolios. Please note that no offer is made in this prospectus of the shares of any underlying fund.

Waddell & Reed Advisors Bond Fund seeks a reasonable return with emphasis on preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, including corporate bonds and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund invests primarily in domestic, and to a lesser extent, foreign debt securities, usually of investment grade, including bonds rated BBB and higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) or Baa and higher by Moody's Investors Service (Moody's) or, if unrated, deemed by WRIMCO to be of comparable quality. The fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings. The fund may invest in debt securities with varying maturities and can invest in securities of any size company. The fund may use various techniques, such as investing in put bonds, to manage the duration of its holdings. As a result, as interest rates rise, the duration (price sensitivity to rising interest rates) of the fund's holdings will typically decline. There is no guarantee, however, that the fund will achieve its objective.

In selecting debt securities for the fund's portfolio WRIMCO utilizes a top-down viewpoint at the outset by looking at broad ecomonic and financial trends and then considers yield and relative safety of the security and, in the case of convertible securities, the possibility of capital growth. WRIMCO may also look at many other factors. These include the issuer's past, present and estimated future:

  financial strength
  cash flow
  management
  borrowing requirements
  responsiveness to changes in interest rates and business conditions

As well, WRIMCO considers the maturity of the obligation and the size or nature of the bond issue.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The fund may invest, to a limited extent, in lower quality bonds, commonly called junk bonds, which are more susceptible to the risk of non-payment or default, and whose prices may be more volatile than those of higher-rated bonds. Junk bonds include bonds rated BB and lower by S&P or Ba and lower by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The fund may also invest up to 20% of its net assets in foreign securities, which may present additional risks, including accounting and disclosure standards which may differ from country to country, and make obtaining reliable research information more difficult. There is also the possibility that, under unusual international monetary or political conditions, the fund's assets might be more volatile than would be the case with other investments.

When WRIMCO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may sell longer-term bonds and buy shorter-term bonds or invest in money market instruments. By taking a temporary defensive position, however, the fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Bond Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Low-rated Securities Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below.

Waddell & Reed Advisors Cash Management, Inc. seeks to achieve its objective of maximum current income consistent with stability of principal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by the requisite nationally recognized statistical rating organization (NRSRO), as defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (1940 Act), or if unrated, are of comparable quality as determined by WRIMCO. The fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. There is no guarantee, however, that the fund will achieve its objective.

The fund maintains a dollar-weighted average maturity of 90 days or less and invests only in securities with a remaining maturity of not more than 397 calendar days.

The fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

  U.S. government securities (including obligations of U.S. government agencies and instrumentalities)
  bank obligations and instruments secured by bank obligations, such as letters of credit commercial paper (domestic and foreign issuers), including asset-backed commercial paper programs corporate debt obligations, including variable rate master demand notes
  Canadian government obligations
  certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the fund may invest or by a corporation in whose commercial paper the fund may invest

The fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

WRIMCO may look at a number of factors in selecting securities for the fund's portfolio. These include:

  the credit quality of the particular issuer or guarantor of the security the maturity of the security
  the relative value of the security

Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7 under the 1940 Act. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Risks. An investment in Waddell & Reed Advisors Cash Management is subject to various risks, including the following:

  Company Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below.

Waddell & Reed Advisors Core Investment Fund seeks capital growth and income, with a primary emphasis on income. The fund invests, under normal market conditions, at least 80% of its net assets in equity securities, primarily in the common stocks of large U.S. and foreign companies with dominant market positions in their industries. Large cap companies are typically companies with market capitalizations of at least $8 billion. The fund invests in securities that WRIMCO believes have the potential for capital appreciation or that WRIMCO expects to resist market decline. Although the fund typically invests in large companies, it may invest in securities of companies of any size. The fund may invest up to 20% of its net assets in foreign securities. There is no guarantee, however, that the fund will achieve its objectives.

WRIMCO attempts to select securities for the fund with growth and income possibilities by looking at many factors, including the company's:

  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value
  dividend payment history

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of continued dividend payments and/or significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in debt securities (typically, investment grade, that is, rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of equivalent quality), including commercial paper and short-term U.S. government securities, and/or preferred stocks. However, by taking a temporary defensive position, the fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors Core Investment Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in "Defining Risks" below.

Waddell & Reed Advisors Dividend Income Fund seeks to achieve its objectives by investing primarily in dividend-paying common stocks that WRIMCO believes also demonstrate favorable prospects for long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in the dividend-paying equity securities of domestic, and to a lesser extent, foreign companies, which may include without limitation dividend-paying common stocks, preferred stocks or convertible preferred stocks. Although the fund invests primarily in large cap companies (typically companies with capitalizations of at least $8 billion), it may invest in companies of any size. There is no guarantee, however, that the fund will achieve its objectives.

WRIMCO attempts to select securities by considering a company's ability to sustain, and potentially increase, its dividend payments. It also typically considers other factors, which may include the company's:

  established operating history
  competitive dividend yields
  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value

Generally, in determining whether to sell a security, WRIMCO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

While the fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objectives. To the extent the fund invests in debt securities, the fund primarily invests in investment grade debt securities, which include securities rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, judged by WRIMCO to be of comparable quality. Although the fund primarily invests in domestic securities it may invest up to 25% of its total assets in foreign securities.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the fund may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, however, the fund may not achieve its objective.

Risks. An investment in Waddell & Reed Advisors Dividend Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below.

Waddell & Reed Advisors Global Bond Fund, Inc. seeks to achieve its primary objective of earning a high level of current income, and its secondary objective of capital growth when consistent with the primary objective, by investing in a diversified portfolio of U.S. dollar-denominated debt securities of U.S. and foreign issuers, although the fund may invest up to 100% of its total assets in securities denominated in currencies other than the U.S. dollar. The fund invests primarily in issuers of countries that are members of the Organisation of Economic Co-Operation and Development (OECD). The fund may invest in securities issued by foreign or U.S. governments and in foreign or U.S. companies of any size. During normal market conditions, the fund invests at least 80% of its net assets in bonds. The bonds may be of any maturity, although WRIMCO seeks to focus on the intermediate-term sector (generally, bonds with maturities ranging between one and ten years). There is no guarantee, however, that the fund will achieve its objectives.

Although the fund invests primarily in investment grade securities, it may invest up to 35% of its total assets in lower quality bonds, commonly called junk bonds, that include bonds rated BB and below by S&P or comparable ratings issued by any NRSRO, or if unrated, judged by WRIMCO to be of comparable quality. The fund will typically invest in junk bonds of foreign issuers, and it will only invest in junk bonds if WRIMCO deems the risks to be consistent with the fund's objectives. Lower quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness.

The fund may also invest in equity securities of foreign and U.S. issuers to achieve its secondary objective of capital growth. The fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

During normal market conditions, the fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. The fund generally limits its holdings so that no more than 30% of its total assets are invested in issuers within a single country outside the U.S.

WRIMCO may look at a number of factors in selecting securities for the fund's portfolio. These include:

  country analysis (economic, legislative/judicial and demographic trends)
  credit analysis of the issuer (financial strength, cash flow, management, strategy and accounting)
  maturity of the issue
  quality of the issue
  denomination of the issue (U.S. dollar, euro, yen)
  domicile of the issuer

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines to an unacceptable level or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

The fund primarily owns debt securities; however, the fund may also own, to a lesser extent, preferred stocks, common stocks and convertible securities. The fund may also utilize a range of derivative instruments, including credit default swaps, forward currency contracts and interest-only securities, to either hedge an existing position, to invest in a position not otherwise readily available or to mitigate the impact of rising interest rates on the portfolio. However, the use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of WRIMCO as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any of the following steps with respect to the assets in the fund's portfolio:

  shorten the average maturity of the fund's debt holdings
  hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

By taking a temporary defensive position in any of these manners, the fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors Global Bond Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Emerging Market Risk
  Extension Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Low-rated Securities Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below.

Waddell & Reed Advisors Government Securities Fund seeks as high a current income as is consistent with safety of principal by investing exclusively in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities). The Fund invests in a diversified portfolio of U.S. government securities, including securities issued by the Treasury and government agencies and mortgage-backed securities also issued by government agencies. The Fund has no limitations on the range of maturities of the debt securities in which it may invest. Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and FHLB, are supported only by the right of the issuer to borrow from the Treasury or may include U.S. government securities supported only by the credit of the issuer.

The Fund may invest a significant portion of its assets in mortgage-backed securities, including collateralized mortgage obligations, or CMOs, guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund invests in securities of agencies or instrumentalities only when WRIMCO is satisfied that the credit risk is acceptable.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of principal is weakened. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may increase its investments in U.S. Treasury securities and/or increase its cash position. By taking a temporary defensive position, the fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Government Securities Fund is subject to various risks, including the following:

  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below.

Waddell & Reed Advisors High Income Fund, Inc. seeks, as a primary objective, a high level of current income. As a secondary objective, the fund seeks capital growth when consistent with its primary objective. The fund invests primarily in high-yield, high-risk fixed income securities of U.S., and to a lesser extent foreign, issuers, the risks of which are, in the judgment of WRIMCO, consistent with the fund's objectives.

The fund invests primarily in lower quality bonds, that include bonds rated BBB and below by S&P or Baa and below by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The fund may invest an unlimited amount of its total assets in junk bonds, which include bonds rated BB and below by S&P or Ba and below by Moody's, or if unrated, deemed by WRIMCO to be of comparable quality; however, the fund typically provides a cautious alternative within an aggressive sector of the bond market. The fund may invest in the securities of companies of any size and may invest in bonds of any maturity. There is no guarantee, however, that the fund will achieve its objectives.

The fund may invest up to 20% of its total assets in common stocks in order to seek capital growth; however, no more than 10% of its total assets will consist of non-dividend paying common stocks. The fund emphasizes a blend of value and growth in its selection of common stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the fund, beginning with the economic environment, interest rate trends and industry fundamentals, progressing to analysis of the company's fundamentals, including:

  financial strength
  growth of operating cash flows
  strength of management
  borrowing requirements
  potential to improve credit standing
  responsiveness to changes in interest rates and business conditions

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines, or is expected to decline, to an unacceptable level or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may sell a security if the competitive conditions of a particular industry have increased, and it believes the fund should, therefore, reduce its exposure to such industry. WRIMCO may also sell a security if, in its opinion, the price of the security has risen to reflect the company's improved creditworthiness and other investments with greater potential exist. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in the fund's portfolio:

  shorten the average maturity of the fund's debt holdings
  hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)
  emphasize investment-grade debt securities

By taking a temporary defensive position in any one or more of these manners, the fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors High Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Low-rated Securities Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below.

Waddell & Reed Advisors International Growth Fund, Inc. seeks long-term capital appreciation, with a secondary objective of current income. The fund invests primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region as well as by the restructuring and/or privatization of particular industries. The fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The fund primarily invests in issuers of developed countries and may invest in companies of any size. The fund may invest in any geographic area and within various sectors. There is no guarantee, however, that the fund will achieve its objectives.

Under normal market conditions, the fund invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries, although typically in issuers located in at least ten different countries. The fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

WRIMCO may look at a number of factors in selecting securities for the fund's portfolio. These include:

  a company's growth and earnings potential
  management of the company
  industry position of the company
  strength of the industry
  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political instability in the issuer's country. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the fund's assets might be more volatile than would be the case with other investment choices.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of such derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of WRIMCO as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may invest up to all of the fund's assets in debt securities, including commercial paper, short-term U.S. government securities and/or preferred stocks; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies; and it may also invest up to all of the fund's assets in domestic securities. By taking a temporary defensive position, the fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors International Growth Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below.

Waddell & Reed Advisors Limited-Term Bond Fund seeks to provide current income consistent with preservation of capital. The fund invests primarily in investment-grade debt securities of U.S. and, to a lesser extent, foreign issuers, including U.S. government securities, corporate debt securities, collateralized mortgage obligations (CMOs) and other asset-backed securities. Investment grade securities include bonds rated BBB and higher by S&P and Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The fund seeks to identify relative value opportunities between these sectors of the fixed-income market. Under normal market conditions, the fund invests at least 80% of its net assets in bonds with limited-term maturities; therefore, the fund seeks to maintain a dollar-weighted average maturity of not less than one year and not more than five years. The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by WRIMCO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate. The fund may invest in companies of any size and all securities will be denominated in U.S. dollars. There is no guarantee, however, that the fund will achieve its objective.

WRIMCO may look at a number of factors in selecting securities for the fund's portfolio, beginning with a review of the broad economic and financial trends in the U.S. and world markets. This process aids in the determination of economic fundamentals, which leads to sector allocation. Within a sector, WRIMCO typically considers:

  the security's current coupon
  the maturity of the security
  the relative value of the security based on historical yield information the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury)
  prepayment risks for mortgage-backed securities and other debt securities with call provisions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the fund's assets, including any one or more of the following:

  shorten the average maturity of its investments
  increase its holdings in short-term investments, cash or cash equivalents invest up to all of the fund's assets in U.S. Treasury securities

By taking a temporary defensive position, the fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Limited-Term Bond Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below.

Waddell & Reed Advisors New Concepts Fund, Inc. seeks to achieve its objective of growth of its shareholders' investments by investing primarily in common stocks of mid cap U.S. and, to a lesser extent, foreign companies that WRIMCO believes offer above-average growth potential. Mid cap companies are typically companies with market capitalizations that range between $1 billion and $15 billion. Companies whose capitalization falls outside the mid cap range after purchase continue to be considered mid cap companies for purpose of the fund's investment policy. There is no guarantee, however, that the fund will achieve its objective.

In selecting companies for the fund's portfolio, WRIMCO emphasizes a bottom-up approach and may look at a number of factor in its consideration of a security, such as:

  new or innovative products or services
  adaptive or creative management
  strong financial and operational capabilities to sustain growth stable and consistent revenue earnings
  market potential
  profit potential

Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

The fund may also invest up to 10% of its total assets in foreign securities, but only those that are exchange-traded or quoted on an automatic quotations system; represented by American Depositary Receipts traded in the U.S.; or issued or guaranteed by a foreign government (or any of its subdivisions, agencies or instrumentalities).

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in debt securities (including commercial paper, cash and cash equivalents, and short-term securities issued by the U.S. government or its agencies or instrumentalities), and/or preferred stocks. As well, the fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. The fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position, the fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors New Concepts Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below.

Waddell & Reed Advisors Small Cap Fund, Inc. seeks to achieve its objective of growth of capital by investing primarily in the common stocks of small cap domestic and, to a lesser extent, foreign companies. Small cap companies are typically companies with market capitalizations below $3.5 billion. Under normal market conditions, the fund will invest at least 80% of its net assets in small cap stocks. The fFund considers a company's capitalization at the time the fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the small cap range after purchase will not be sold solely because of its increased capitalization. The fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. There is no guarantee, however, that the fund will achieve its objective.

In selecting companies for the fund's portfolio, WRIMCO takes a bottom-up approach and seeks individual companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors relating to a company, such as:

  aggressive or creative management
  established business models
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales
  security size and liquidity

The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the Fund will achieve these objectives.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

Due to the nature of the fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the fund may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

The fund may occasionally invest in securities of larger companies that, in WRIMCO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth. The fund may also invest up to 10% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. government securities) and/or preferred stocks. The fund may also invest in more established companies, those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the fund's position size in any particular security. By taking a temporary defensive position, the fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Small Cap Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below.

Waddell & Reed Advisors Value Fund seeks long term capital appreciation. The fund invests primarily in common stocks of large cap U.S. and, to a lesser extent, foreign companies. The fund seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true worth of the company and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the fund typically invests in large cap companies (companies with market capitalizations of at least $8 billion), it may invest in securities of any size company. There is no guarantee, however, that the fund will achieve its objective.

WRIMCO utilizes both fundamental research and quantitative analysis to identify securities for the fund. The fund will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. The fund may also invest in growth stocks that are, in WRIMCO's opinion, temporarily undervalued.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. WRIMCO considers numerous factors in its analysis of issuers and stocks, including the following:

  intrinsic value of the company not reflected in the stock price historical earnings growth
  future expected earnings growth
  company's position in its respective industry
  industry conditions
  competitive strategy
  management capabilities
  free cash flow potential

The fund will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or it has performed below WRIMCO's expectations.

The fund may invest in foreign securities, primarily to provide additional opportunities to invest in quality overlooked growth stocks. The fund does not intend to invest more than 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in debt securities (including commercial paper, short-term U.S. government securities) and/or preferred stocks. By taking a temporary defensive position, the fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Value Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below.

Waddell & Reed Advisors Vanguard Fund, Inc. seeks to achieve its objective of appreciation of its shareholders' investments by investing primarily in a diversified portfolio of common stocks issued by higher-quality, growth-oriented large to medium-sized U.S. and, to a lesser extent, foreign companies that WRIMCO believes have appreciation possibilities. Growth stocks are those whose earnings, WRIMCO believes, are likely to grow faster than the economy. Although WRIMCO anticipates the majority of the fund's investments to be in large cap companies, companies with market capitalizations of at least $8 billion, the fund may invest in the securities of companies of any size. There is no guarantee, however, that the fund will achieve its objective.

WRIMCO's process to select stocks is primarily a blend of quantative and fundamental research. From a quantative standpoint, WRIMCO concentrates on profitability, capital intensity, cash flow and calculation measures, as well as earnings growth rates. WRIMCO's fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which enables a company to generate superior levels of profitability and growth for an extended period of time. Additional focus is given to those companies that appear well positioned to benefit from secular trends embedded in the marketplace (i.e., demographics, deregulation, capital spending trends, etc.).

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:

  the company's market position, product line, technological position and prospects for increased earnings the management capability of the company being considered
  the short-term and long-term outlook for the industry being analyzed changes in economic and political conditions

WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security. The fund may also invest up to 20% of its total assets in foreign securities.

In general, WRIMCO may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

At times, as a temporary defensive measure, the fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. government securities) and/or preferred stocks. The fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position, however, the fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Vanguard Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below.

All Funds

Because each underlying fund owns different types of investments, its performance will be affected by a variety of factors. The value of an underlying fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Each underlying fund may also invest in and use other types of instruments in seeking to achieve its objective(s). For example, each underlying fund (other than Waddell & Reed Advisors Cash Management, Inc.) is permitted to invest in options, futures, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each underlying fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much an underlying fund invests or uses these strategies, these special risks may become significant and thus affect the performance of both the underlying fund and the Portfolio.

Because each underlying fund owns different types of investments and each Portfolio invests in various underlying funds, the performance of both the underlying fund and the Portfolio will be affected by a variety of factors. The value of the investments in both an underlying fund and a Portfolio and the income each generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance of an underlying fund will also depend on WRIMCO's skill in selecting investments for that fund, and performance of a Portfolio will depend on the success of the allocations among the chosen underlying funds.

Each underlying fund may actively trade securities in seeking to achieve its objectives. Doing so may increase the fund's transaction costs (which may reduce its performance) and increase distributions paid by the fund to a Portfolio, which may increase your taxable income if you make a redemption that is subject to federal and/or state taxes (see the section entitled Selling Shares for more information regarding possible tax consequences of redemptions).

You will find more information about the underlying funds' permitted investments and strategies, as well as the restrictions that apply to them, in each fund's prospectus and SAI.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' and the underlying funds' holdings is available in the SAI.

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year, for the Portfolios and for each of the underlying funds, is filed with the Securities and Exchange Commission (SEC) on the Portfolios' and each underlying fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington D.C. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website as www.waddell.com.

Defining Risks

Company Risk - An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Credit Risk - An issuer of a debt security (including mortgage-backed securities) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of a fund. Also, a change in the quality rating of a debt security can affect the security's liquidity and make it more difficult to sell. If a fund purchases unrated securities and obligations, it will depend on WRIMCO's analysis of credit risk more heavily than usual.

Diversification Risk - A fund is subject to diversification risk if the fund invests more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio. (A fund is considered diversified, as defined in the 1940 Act, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio.) The fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.

Emerging Market Risk - Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk - Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk - Foreign securities may be denominated in foreign currencies. The value of a fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk - The funds (other than Waddell & Reed Advisors Cash Management, Inc. and Waddell & Reed Advisors Limited-Term Bond Fund) may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent a fund's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the fund. An imperfect correlation of this type may prevent the funds from achieving the intended hedge or expose the fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk - Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than U.S. markets. Investing in foreign securities may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk - Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth stocks may not perform as well as value stocks or the stock market in general.

Income Risk - The fund may experience a decline in its income due to falling interest rates.

Initial Public Offering Risk - A fund may not be able to sustain the positive effect on performance that may result from investments in IPOs. Investments in IPOs can have a significant positive impact on the fund's performance. The positive effect of investments of IPOs may not be sustainable because of a number of factors. The fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the fund grows.

Interest Rate Risk - The value of a debt security, mortgage-backed security or fixed income obligation may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Large Company Risk - If a fund's portfolio is comprised of large capitalization company securities the fund may underperform the market as a whole.

Liquidity Risk - Generally, a security is liquid if a fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, structured securities or foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

Low-rated Securities Risk - In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

Market Risk - All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than what it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mid Size Company Risk - Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to the mid-size companies' more limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Prepayment Risk - Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate. As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities. As a result, a fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the fund's income.

Small Company Risk - Equity securities of small capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Value Stock Risk - Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in WRIMCO's opinion, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security's value may decrease.

Fund of Funds Risks

Each Portfolio offered in this Prospectus is a "fund of funds," which means that it invests, almost exclusively, in a number of other Waddell & Reed Advisors mutual funds rather than investing directly in stocks, bonds and other instruments. As a fund of funds, each Portfolio is subject to the following risks.

  Your investment in a Portfolio is subject to all the risks of an investment directly in the underlying funds the Portfolio holds. These risks are summarized above for each underlying fund.
  A Portfolio's performance reflects the investment performance of the underlying funds it holds. A Portfolio's performance thus depends both on the allocation of its assets among the various underlying funds and the ability of those funds to meet their investment objectives. WRIMCO may not accurately assess the attractiveness or risk potential of particular underlying funds, asset classes, or investment styles.
  Each Portfolio invests in a limited number of underlying funds and may invest a significant portion of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of a Portfolio and the price of its shares. As with any mutual fund, there is no assurance that any underlying fund will achieve its investment objective.
  Each underlying fund pays its own management fees and also pays other operating expenses. An investor in a Portfolio will pay both the Portfolio's expenses and, indirectly, the management fees and other expenses of the underlying funds the Portfolio holds.
  One underlying fund may purchase the same securities that another underlying fund sells. A Portfolio that invests in both underlying funds would indirectly bear the costs of these trades.

Certain Waddell & Reed Advisors funds are selected for each Portfolio to establish a diversified range of investments to assist the Portfolio in achieving its investment objective(s). The investment objective of a Portfolio may be changed by the Fund's Board of Directors without a vote of the Portfolio's shareholders.

Management of the Portfolios

Investment Advisor

The Portfolios of the Fund are managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio's investments. WRIMCO and/or its predecessor have served as investment manager to Waddell & Reed InvestEd Portfolios, Inc. and to each of the investment companies in Waddell & Reed Advisors Funds and W&R Target Funds, Inc. since the inception of each company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Prior to June 30, 2003, each of the funds in the Ivy Funds, Inc. (formerly, W&R Funds, Inc.) was also managed by WRIMCO. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. to Ivy Investment Management Company (IICO), an affiliate of WRIMCO. IICO is also the investment manager for Ivy Funds, which together with Ivy Funds, Inc. comprise the Ivy Family of Funds. WRIMCO had approximately $32.2 billion in assets under management as of December 31, 2005.

Management Fee

Management Fee - Portfolios

Until May 1, 2004, the management fee for each of the Portfolios was payable at the annual rate of 0.05% of the net assets of the Portfolio. Pursuant to a letter agreement dated April 29, 2004, WRIMCO contractually waived the management fee for the period from May 1, 2004 through April 30, 2005. Pursuant to a new Agreement between WRIMCO and the Fund, beginning May 1, 2005, WRIMCO contractually eliminated the management fee. Therefore, management fees for each Portfolio as a percent of the Portfolio's net assets for the fiscal year ended December 31, 2005, were 0.00% for each of Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively.

Management Fee - Underlying Funds

Each underlying fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each underlying fund also pays other expenses, which are explained in the Portfolios' SAI. The management fee is payable by a fund at the annual rates of:

Waddell & Reed Advisors Bond Fund: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Cash Management, Inc.: 0.40% of net assets.

Waddell & Reed Advisors Core Investment Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $6 billion, and 0.50% of net assets over $6 billion

Waddell & Reed Advisors Dividend Income Fund, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Waddell & Reed Advisors Global Bond Fund, Inc. and Waddell & Reed Advisors High Income Fund, Inc.: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors Government Securities Fund and Waddell & Reed Advisors Limited-Term Bond Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund and Waddell & Reed Advisors Small Cap Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

The management fee rates for each of the underlying funds as a percent of the fund's net assets for the fiscal year indicated are as follows:

Underlying Fund	Fiscal Year End	Management Fee
Waddell & Reed Advisors Bond Fund	September 30, 2005	0.52%
Waddell & Reed Advisors Cash Management, Inc.	September 30, 2005	0.40%
Waddell & Reed Advisors Core Investment Fund	June 30, 2005	0.62%
Waddell & Reed Advisors Dividend Income Fund	June 30, 2005	0.70%
Waddell & Reed Advisors Global Bond Fund, Inc.	September 30, 2005	0.63%
Waddell & Reed Advisors Government Securities Fund	September 30, 2005	0.50%
Waddell & Reed Advisors High Income Fund, Inc.	September 30, 2005	0.61%
Waddell & Reed Advisors International Growth Fund, Inc.	June 30, 2005	0.85%
Waddell & Reed Advisors Limited-Term Bond Fund	September 30, 2005	0.50%
Waddell & Reed Advisors New Concepts Fund, Inc.	June 30, 2005	0.85%
Waddell & Reed Advisors Small Cap Fund, Inc.	June 30, 2005	0.85%
Waddell & Reed Advisors Value Fund	June 30, 2005	0.70%
Waddell & Reed Advisors Vanguard Fund, Inc.	June 30, 2005	0.68%

Pursuant to information disclosed in the section entitled Regulatory Matters, effective October 1, 2006 through October 1, 2011, the investment management fee rates for certain underlying funds are reduced pursuant to a management fee waiver as follows:

Waddell & Reed Advisors Bond Fund: 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Core Investment Fund: 0.65% of net assets up to $1 billion, 0.64% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $6 billion, and 0.50% of net assets over $6 billion

Waddell & Reed Advisors Global Bond Fund, Inc.: 0.59% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors Government Securities Fund: 0.46% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors High Income Fund, Inc.: 0.575% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors International Growth Fund: 0.82% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Waddell & Reed Advisors Limited-Term Bond Fund: 0.455% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors New Concepts Fund and Waddell & Reed Advisors Small Cap Fund: 0.83% of net assets up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Waddell & Reed Advisors Value Fund: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Waddell & Reed Advisors Vanguard Fund: 0.67% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

For additional information regarding the effect of the fee rate reductions on the Underlying Funds' total expenses, please review the prospectuses for the Underlying Funds.

Portfolio Management

Michael L. Avery and Daniel J. Vrabac are primarily responsible for the day-to-day management of the Portfolios, and each has held his Fund responsibilities since each Portfolio's inception.

Mr. Avery is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. As of June 2005, Mr. Avery is the Chief Investment Officer of Waddell & Reed Financial, Inc., WRIMCO and IICO. He has served as the portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. Mr. Avery had served as the Director of Research for WRIMCO and its predecessor from August 1987 to June 2005. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Vrabac is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Vrabac has served as the portfolio manager for investment companies managed by WRIMCO since 1997. He has been an employee of WRIMCO since May 1994. Mr. Vrabac earned a BA degree in economics from Duquesne University and an MBA with emphasis in investments and finance from Indiana University.

Additional information regarding the portfolio managers, including information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities, is included in the SAI.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Portfolios' investments.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by the Waddell & Reed Advisors Funds and by W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions (please see the section entitled Management Fee for information on the Management Fees of the Underlying Funds); bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order will be available on the SEC's website at http://www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

Your Account

Waddell & Reed InvestEd 529 Plan

The Waddell & Reed InvestEd Plan (InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended (Code). Waddell & Reed, Inc. (Waddell & Reed), the program manager for the InvestEd Plan, is offering the InvestEd Plan to Arizona residents as well as to residents of other states.

Contributions to the InvestEd Plan accounts are invested in shares of the Portfolios, which are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program. Shares of Waddell & Reed InvestEd Portfolios, Inc. purchased with contributions for a particular InvestEd Plan account are allocable to that account and will be redeemed to effect withdrawals requested by the InvestEd Plan account owner, as further described in this Prospectus. Accounts opened through the InvestEd Plan are not insured by the State of Arizona, and neither the principal invested nor the investment return is guaranteed by the State of Arizona. InvestEd Plan accounts are subject to applicable Federal, state and local tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified in response to any such changes.

Please read the Program Overview and InvestEd Account Application carefully before investing.

Choosing a Portfolio

When you establish an InvestEd Plan account, your initial investment will be made into one of the three Portfolios of Waddell & Reed InvestEd Portfolios, Inc.--Growth, Balanced or Conservative--based on your Designated Beneficiary's age (Age-Based Plan) or into any one of the Portfolios that you select. As noted in the prior discussion of the individual Portfolios, these Portfolios have been developed to seek diversification and appropriate asset allocation based upon the approximate time horizon until the InvestEd Plan account funds are needed for the Designated Beneficiary's qualified higher education expenses.

The Portfolios are designed to invest in Waddell & Reed Advisors Funds with greater exposure to equity investments when the Designated Beneficiary is between the ages of 0 and 8, a more balanced exposure to equity and fixed-income investments when the Designated Beneficiary is between the ages of 9 and 15, and a greater exposure to fixed-income securities when the Designated Beneficiary reaches the age of 16 and is closer to commencing his or her postsecondary education.

If you elect to invest in the Age-Based Plan, the value of an account is automatically exchanged to the Balanced Portfolio within approximately 30 days after the Designated Beneficiary's 9th birthday and to the Conservative Portfolio within approximately 30 days after the Designated Beneficiary's 16th birthday.

When you make a contribution, you may elect to invest in a Portfolio that is outside the age range of the Designated Beneficiary. However, by so doing, your account will not participate in the automatic exchange feature. If you choose this option, you may forfeit some of the benefits of diversification and risk management sought by the Age-Based Plan.

Whether you invest through the Age-Based Plan or otherwise select a Portfolio, you may only change your investment once each calendar year or upon a change in the Designated Beneficiary on the account.

Each Portfolio has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). Under the Plan, each Portfolio may pay Waddell & Reed a fee of up to 0.25%, on an annual basis, of the Portfolio's average daily net assets. This fee is to compensate Waddell & Reed for, either directly or through third parties, distributing the Portfolio's shares, providing personal service to shareholders and/or maintaining shareholder accounts.

These fees are paid out of a Portfolio's assets on an ongoing basis, and, over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges. All or a portion of these fees may be paid to your financial advisor.

Underlying Fund Shares. Each Portfolio invests in shares of underlying funds that have no initial sales charge or contingent deferred sales charge (CDSC) and are not subject to a Rule 12b-1 Plan.

Shares of a Portfolio are subject to an initial sales charge when purchased for your InvestEd Plan account, based on the amount of the investment, according to the table below.

Growth Portfolio
Balanced Portfolio
		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Conservative Portfolio
		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions made within twelve months of the purchase. (See Sales Charge Reductions and Waivers below.) The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed and its affiliate(s) may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Portfolio owned by the broker-dealer's customers, including compensation for shares of the Portfolios purchased by customers of such broker-dealers without payment of a sales charge. Please see the SAI for more information.

Sales Charge Reductions and Waivers

Lower sales charges on the purchase of shares are available by:

For purposes of the following disclosure regarding Rights of Accumulation, Letter of Intent and Account Grouping, shares of Waddell & Reed InvestEd Portfolios, Inc. held in your InvestEd Plan are treated as shares held by you directly.

  Rights of Accumulation: combining the value of additional purchases of shares of Waddell & Reed InvestEd Portfolios, Inc. and/or Class A, Class B or Class C shares of the funds in Waddell & Reed Advisors Funds with the NAV of shares already held in your InvestEd Plan account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed that you are entitled to a reduced sales charge and provide Waddell & Reed with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from Waddell & Reed, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under an LOI, your shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of shares in your InvestEd Plan account or Class A shares of Waddell & Reed Advisors Funds in any of categories 1 through 7 listed below may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other of these categories:
  Purchases by you for your own account (including purchases under the Waddell & Reed Advisors Funds Revocable Trust Form);
  Purchases by your spouse for his or her own account (including purchases under the Waddell & Reed Advisors Funds Revocable Trust Form);
  Purchases by you or your spouse for your joint account;
  Purchases by you or your spouse for the account of your child under age 21;
  Purchase by any custodian for your or your spouse's child in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA) account;
  Purchases by you or your spouse for your or your spouse's individual retirement account (IRA), salary reduction plan account under Section 457 of the Code, provided that such purchases are subject to a sales charge (see "Waivers for Certain Investors" and "Waivers for Certain Transactions" below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that investment), tax-sheltered annuity account (TSA) or Keogh plan account, provided that you and your spouse are the only participants in the Keogh plan; and
  Purchases by a trustee under a trust where you or your spouse is the settlor (the person who establishes the trust).
For the foregoing categories, an individual's domestic partner may be treated as his or her spouse.
With respect to purchases under other retirement plans:
  All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan;
  All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Code (a "qualified plan") that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All qualified plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.
  All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described in categories 1 through 7 listed above.
In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management, Inc. are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy shares for your InvestEd Plan account or Class A shares of Waddell & Reed Advisors Funds without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of these shares. The CDSC will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in the NAV above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. This CDSC may be waived under certain circumstances, as noted in this prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed and Legend Equities Corporation (Legend), the grouping privileges described above, including Rights of Accumulation and Letter of Intent, also apply to the corresponding classes of shares of funds in the Ivy Family of Funds.

Sales Charge Waivers for Certain Investors

Shares may be purchased at NAV for InvestEd Plan accounts owned by:
  The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals
  Certain clients investing through certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

Waivers for Certain Transactions

Shares may be purchased at NAV through:
  Exchange of shares of Waddell & Reed InvestEd Portfolios, Inc. or Class A shares of any fund in the Waddell & Reed Advisors Funds and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares
  One-Time Reinvestment of all or part of the proceeds of redemption of your shares of a Portfolio in shares of the Portfolio, if the reinvestment is made within 60 days of the Fund's receipt of your redemption request

Information about the purchase of Fund shares for your InvestEd Plan, applicable sales charges and sales charge reductions and waivers is also available, free of charge, on the Waddell & Reed's website at www.waddell.com, including hyperlinks to facilitate access to this information. You will find more information in the SAI about sales charge reductions and waivers.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor and/or the 12b-1 fee paid by the shares of the Fund that you own. As well, Waddell & Reed may have selling agreements with financial intermediaries which provide for Waddell & Reed to pay fees to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account. Waddell & Reed makes payments to such intermediaries from its own resources and from amounts reimbursed by WRIMCO. These reimbursements to Waddell & Reed are funded out of WRIMCO's net income.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Portfolios owned by its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for the Portfolios to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in different segments of the financial services industry.

Waddell & Reed may also compensate an intermediary and/or financial advisor for Waddell & Reed's participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Fund. Waddell & Reed may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Portfolios. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies.

Compensation arrangements such as those described above are undertaken to help secure and maintain appropriate availability, visibility and competitiveness for the Portfolios, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries, as applicable.

Potential Conflicts of Interest

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of certain affiliated mutual funds. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Portfolios by Waddell & Reed.

Waddell & Reed financial advisors sell primarily shares of the Portfolios and the Waddell & Reed Advisors Funds, a separate mutual fund family for which Waddell & Reed serves as principal underwriter and distributor, and also shares of the Ivy Family of Funds, for which Ivy Funds Distributor, Inc. (IFDI), an affiliate of Waddell & Reed, serves as principal underwriter and distributor (Fund Families). Either IICO or WRIMCO (Manager) is the investment manager for each fund in the respective Fund Families. The Managers are affiliates of Waddell & Reed.

Waddell & Reed financial advisors are not required to sell only shares of the funds in the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. It is possible, however, for Waddell & Reed, and/or its affiliated companies, to receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families. These fees are assessed daily against the assets held by the funds in the Fund Families and are paid to the Managers out of fund assets.

Increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed and the Managers, since payments to Waddell & Reed and the Managers increase as more assets are invested in the Fund Families. Waddell & Reed employee compensation (including management and certain sales force leader compensation) and operating goals at all levels are tied to Waddell & Reed's overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this will typically influence the financial advisor's decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed's Form ADV Disclosure Brochure.

Portability

The Portfolios' shares may be purchased and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with Waddell & Reed. Such Financial Intermediaries are authorized to sell the Portfolios and service Fund accounts. If you elect to work with a Waddell & Reed financial advisor, the financial advisor may recommend the purchase of shares of the Portfolios if college funding is one of your investment objectives. If you decide to terminate your relationship with your Waddell & Reed financial advisor or if they decide to transfer their license to another Financial Intermediary, you should consider that you will only be able to transfer your Fund shares to another Financial Intermediary if that Financial Intermediary has a selling agreement with Waddell & Reed. Not all Financial Intermediaries have such selling agreements and the selling agreements may typically be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with Waddell & Reed or whose selling agreement is terminated after you transfer your shares, you will either have to hold your shares directly with the Fund or sell your shares and transfer the proceeds to another Financial Intermediary, which may cause you to experience adverse tax consequences.

Account Registration

Pursuant to Arizona requirements, InvestEd Plan accounts generally may only be registered in the name of an individual, who is the Account Owner. The Account Owner is the one who has the authority to designate the Designated Beneficiary, make withdrawals, select the Portfolios in which to invest and otherwise control the account. The Account Owner may be anyone--a parent, grandparent, friend or self. Joint owners, or joint accounts, are not permitted. Although only one person may be listed as the Account Owner, you should designate a successor Account Owner on the InvestEd Plan Account Application in the event of the Account Owner's death.

An account may also be opened by a state or local government or a 501(c)(3) organization as the Account Owner, if the account will be used to fund scholarships for persons whose identity will be determined after the account is opened.

Although these registrations are the only way an account can be set up, anyone may contribute to an InvestEd Plan account once it is established. See the section entitled Additional Investments.

The Account Owner will identify, on the InvestEd Plan Account Application, a Designated Beneficiary. A Designated Beneficiary can be any person interested in pursuing post high school training and educational opportunities at an accredited institution, including the Account Owner.

If the Account Owner requests a change of the Designated Beneficiary, via the Beneficiary Change Form, the Account Owner will have the option of exchanging the assets to the Age-Based Plan or into another Portfolio that is not based on the age of the new Designated Beneficiary.

The Designated Beneficiary can be changed to a family member, as defined by current tax laws, of the original beneficiary.

There is a one-time $10 application fee per InvestEd Plan account, paid by Waddell & Reed at the time of the initial investment and forwarded to the Arizona Commission for Postsecondary Education (Commission), under whose authority the InvestEd Plan is made available, to help defray its administrative costs. Shares of a Portfolio held in your InvestEd Plan account are held in the name of the Commission, as Trustees of the Program.

InvestEd Plan accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This fee will be waived for Arizona residences.

Pricing of Fund Shares

The price to buy a share of a Portfolio, called the offering price, is calculated every business day. Each Portfolio and underlying fund is open for business every day the New York Stock Exchange (NYSE) is open. Each Portfolio and underlying fund normally calculates its NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by an underlying fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. Certain of the underlying funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of an underlying fund's shares may be significantly affected on days when the fund does not price its shares and when you are not able to purchase or redeem the Portfolio's shares. The offering price of a share (the price to buy one share) is the next NAV calculated per share plus the applicable sales charge.

In calculation of a Portfolio's NAV, the shares of the underlying funds held by the Portfolio are valued at their respective NAVs per share. In the calculation of an underlying fund's NAV:

  The securities in the fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable or are unreliable are valued at their fair value by or at the direction of the underlying fund's board of directors, as discussed below.

When an underlying fund believes a reported market price for a security does not reflect the amount the fund would receive on a current sale of that security, the fund may substitute for the market price a fair-value determination made according to procedures approved by the underlying fund's board of directors. An underlying fund may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by an underlying fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the underlying fund's NAV is calculated.

An underlying fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some underlying funds, such as Waddell & Reed Advisors International Growth Fund, Inc. or Waddell & Reed Advisors Global Bond Fund, Inc., which may invest a portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of fund shares. In that case, such investments may be valued at their fair values as determined according to the procedures approved by the fund's board of directors. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuation. The underlying funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities, if any, held in the funds' portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company (WRSCO), in accordance with guidelines adopted by each of the underlying fund's board of directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The boards of directors of the underlying funds regularly review, and WRSCO regularly monitors and reports to the boards, the Service's pricing of the funds' foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event - thus potentially alleviating arbitrage opportunities with respect to an underlying fund's shares. Another effect of fair valuation on an underlying fund is that the underlying fund's NAV (and, therefore, a Portfolio's NAV) will be subject, in part, to the judgment of the board of directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by an underlying fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payment based on valuation of the assets of an underlying fund were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see "Market Timing Policy."

Buying Shares

When you place an order to buy shares for your InvestEd Plan account, your order will be processed at the next NAV calculated after your order, in proper form, is received and accepted. Proper form includes receipt by Waddell & Reed, in the home office, of a completed InvestEd Plan Account Application and additional required documentation, if applicable. Please note that all of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

Shares of a Portfolio may be purchased for your InvestEd Plan account through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Portfolio shares. Your order will receive the offering price next calculated after the order has been received in proper form by Waddell & Reed. Therefore, if your order is received in proper form by Waddell & Reed before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day.

Broker-dealers that perform account transactions for their clients by participating in networking through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients for whose account shares of a Portfolio are purchased if the broker-dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Exchanges

Upon receipt of a completed InvestEd 529 Plan Account Application and additional required documentation, if applicable, you may sell your Class A shares of a fund in Waddell & Reed Advisors Funds and/or a fund in the Ivy Family of Funds, and buy for your InvestEd Plan account shares of a Portfolio in Waddell & Reed InvestEd Portfolios, Inc. Such purchase will be without the payment of an additional sales charge if you exchange Class A shares.

As described in the section entitled Choosing a Portfolio, unless you elect otherwise your initial investment will be made into one of the three Portfolios based on the age of your Designated Beneficiary, and the value of your account will be automatically exchanged to a different Portfolio within approximately 30 days after the Designated Beneficiary's 9th and 16th birthdays.

If you elect, initially, to invest in a Portfolio that is outside the age range of your Designated Beneficiary, your account will not participate in the automatic exchange feature described above. Whether you invest through the Age-Based Plan or otherwise select a Portfolio, you may only change your investment choice once each calendar year or upon a change in the Designated Beneficiary on the account.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Portfolios reserve the right to discontinue offering shares of the Portfolios for purchase.

Transfers

UTMA/UGMA transfers. Accounts established under the Uniform Transfers to Minors Act (UTMA) and the Uniform Gifts to Minors Act (UGMA) are considered irrevocable gifts to the child. Therefore, if you want to transfer a current UTMA/UGMA account into an InvestEd Plan account, the ownership cannot be changed and the child will be both the Account Owner and the Designated Beneficiary. The custodian may still make contributions to the InvestEd Plan Account, and a responsible individual (usually the UTMA/UGMA custodian) must be named to control the account until the child reaches legal age. The Designated Beneficiary cannot be changed. Please remember that such a transfer will be a taxable event and that the responsible individual has the duty to use the proceeds of the account only for the benefit of the Designated Beneficiary. No successor account owner can be established on an account transferred from a UTMA/UGMA.

Other States' 529 Plans. You may transfer, or rollover, the assets invested in another state's 529 Plan to an InvestEd Plan Account by completing a 529 Transfer form; however, you are limited to one rollover in a 12-month period for the same Designated Beneficiary.

Minimum Investments

To Open an Account	$500 (per Portfolio)

For accounts opened with Automatic Investment Service	$50 (per Portfolio)

For accounts established through payroll deductions	Any Amount

To Add to an Account	Any Amount

For Automatic Investment Service	$25 (per Portfolio)

Additional Investments

Subject to the minimums disclosed for the Automatic Investment Service, you, or anyone, can make additional investments of any amount at any time; however, all or a portion of the amount invested will not be accepted to the extent that such contributions would cause the total maximum account value or balance for a Designated Beneficiary for all 529 Plans to exceed limits imposed by the InvestEd Plan. For the 2005-2006 academic year, the maximum account balance at the time of a contribution is, in the aggregate per beneficiary, $289,000, as determined by the Arizona Commission for Postsecondary Education. Maximum account balance amounts will be adjusted each year based upon a formula developed by The College Board that estimates the average cost of attending a private 4-year college. Under current law, any excess contribution with respect to a Designated Beneficiary must be promptly withdrawn as a non-qualified withdrawal or rolled over into an account for a different Designated Beneficiary.

To add to an InvestEd Plan account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, with a letter stating the account number and the account registration.

Selling Shares

The redemption price (price to sell one share of a Portfolio) is the NAV per share of that Portfolio.

Only the Account Owner may arrange to take money out of an InvestEd Plan account which will be accomplished by selling (redeeming), at any time, some or all of the account's shares, subject to a penalty if applicable.

When you place an order for a withdrawal from your InvestEd Plan account, that order will be treated as an order to sell shares, and the shares will be sold at the next NAV calculated, after your order, in proper form, is received and accepted. Proper form includes receipt by your financial advisor or Waddell & Reed of a completed InvestEd 529 Plan Withdrawal Form. Withdrawals will be classified as either qualified or non-qualified for Federal, state and local income tax purposes.

A qualified withdrawal is a withdrawal used for "qualified higher education expenses", which may include tuition, fees, books, supplies and equipment required for the enrollment or attendance of a Designated Beneficiary at an eligible educational institution and/or qualified room and board expenses for students who attend an eligible educational institution at least half-time.

A non-qualified withdrawal is a withdrawal that is not used for qualified higher education expenses, as defined above. Non-qualified withdrawals are generally subject to income taxes and penalties, if applicable, on the earnings portion of the withdrawal, as described below. Penalty-free withdrawals may be made in the event the Designated Beneficiary receives a scholarship (not to exceed the amount of the scholarship award), dies or becomes permanently disabled, although the earnings portion of the withdrawal will be subject to tax.

Please consult your tax advisor for more information about your individual circumstances.

If you choose to withdraw the money you have accumulated in your InvestEd Plan account for non-qualified expenses, taxes and penalties will apply. The earnings portion of the non-qualified withdrawal generally will be subject to income tax at the tax rate of the person for whose benefit the withdrawal is made. In addition, the earnings portion of any non-qualified withdrawals will also be subject to a Federal tax penalty in the form of an additional 10% tax on the earnings portion of the non-qualified withdrawal.

At the request of the Account Owner, the withdrawal proceeds may be made payable to an eligible educational institution on behalf of the Designated Beneficiary.

Currently, when shares are redeemed in a qualified withdrawal, the withdrawals are Federal income tax-free (such withdrawals may still be subject to state and/or local taxes).1 Please consult your tax advisor regarding the current tax consequences of withdrawals from your InvestEd Plan account.

1The Federal tax-free treatment of qualified 529 Plan withdrawals is scheduled to expire after December 31, 2010, unless extended by Congress.

Please note also:

  If your InvestEd Plan account's shares were recently purchased by check, the Portfolio may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Portfolio, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the purchase date or the date the Portfolio is able to verify that the purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

The Portfolio may require a signature guarantee if the check is made payable to someone other than the Account Owner. This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

You may reinvest in any one of the Portfolios, without a sales charge, all or part of the amount of shares you redeemed by sending to the applicable Portfolio the amount you want to reinvest for your InvestEd Plan account. The reinvested amounts must be received by the Portfolio within 60 days after the date of your redemption. You may do this only once with respect to shares of a Portfolio. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Shareholder Services

Waddell & Reed provides a variety of services regarding your InvestEd Plan account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888-WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access our web site, www.waddell.com, to:

  obtain information about your account(s)
  obtain price information about other funds in Waddell & Reed Advisors Funds or Ivy Family of Funds
  obtain the Fund's current prospectus or the prospectus of an underlying fund request duplicate statements

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
  year-to-date statements (quarterly)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Fund may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies.

Automatic Transactions

Automatic Investment Service (AIS) allows you to transfer money into your InvestEd Plan account automatically. While AIS does not guarantee a profit and will not protect you against loss in a declining market, it can be an excellent way to invest for future educational expenses.

You may move money from your bank account to an existing InvestEd Plan account as follows:

Minimum Amount	Frequency
$25 (per Portfolio)	Monthly

Market Timing Policy

The Portfolios are intended for investment of contributions to the InvestEd Plan to save for postsecondary education expenses. Because the Portfolios are the investment vehicles for the InvestEd Plan, investor-initiated exchanges among the Portfolios are limited to once each calendar year or upon change in the Designated Beneficiary on the account. In addition, tax regulations impose penalties on redemptions of Portfolio shares that are "non-qualified withdrawals." (See Your Fund Account--Selling Shares and Distributions and Taxes.) As a result, it is unlikely that the Portfolios would be used to engage in market-timing activity. While Waddell & Reed and WRSCO recognize that investments in a Portfolio do not likely present the same opportunity for market-timing activity that may be present for other funds, WRSCO monitors for such activity, as described below. As well, the underlying funds will take steps to seek to deter frequent purchases and redemptions in fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management strategies and may increase expenses and negatively impact investment returns for all fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or Waddell & Reed, thereby indirectly affecting the fund and Portfolio shareholders.

Certain funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a fund such as Waddell & Reed Advisors International Growth Fund, Inc. or Waddell & Reed Advisors Global Bond Fund, Inc., invests a significant portion of its assets in foreign securities, the fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of fund shares. A fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a fund that invests a significant portion of its assets in small cap companies, such as Waddell & Reed Advisors Small Cap Fund, Inc., or in a fund that invests a significant portion of its assets in high-yield fixed income securities, such as Waddell & Reed Advisors High Income Fund, Inc.

To discourage market timing activities by investors, the Fund's Board of Directors (and the boards of directors of each of the underlying funds) has adopted a market timing policy and has approved the procedures of the funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in fund shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in fund shares. In its monitoring of trading activity in fund shares, on a periodic basis, WRSCO typically reviews share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in fund shares. As an additional step, WRSCO reviews internal monthly reporting of a fund's overall redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or Waddell & Reed will, for clients of Waddell & Reed (as well as those shareholders that do not utilize any financial intermediary), send a letter to the shareholder to state that the Fund or fund, as applicable, is suspending exchange privileges and will refuse to accept additional purchases in the account. For trading via the NSCC Waddell & Reed or WRSCO will, if possible, place a trading block on Waddell & Reed's system at a dealer-branch level or, if that cannot be accomplished, will contact the associated intermediary and request that the broker-dealer block further trading. The letter will inform the shareholder that he/she may request the reinstatement of exchange privileges and the ability to make additional investments, after a prescribed period of time. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed Advisors Funds and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part. Transactions placed in violation of the Portfolios' or a fund's market timing policy are not deemed accepted by the Portfolio or the fund and may be cancelled or revoked on the next business day following receipt by the Portfolio or the fund.

The Portfolios and the funds seek to apply the market timing policies uniformly to all shareholders and prospective investors. Although the Portfolios, funds, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Portfolio or fund shares are purchased or held, the Portfolios and funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or that are difficult to identify when effected through omnibus accounts maintained by those intermediaries mainly due to the fact that the intermediary maintains the underlying shareholder account. Under these circumstances, the Portfolio or fund cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Portfolios or the funds will be able to eliminate all market timing activities.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that these policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, funds, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Portfolio or a fund will eliminate market timing activities.

Distributions and Taxes

Distributions

Each Portfolio distributes substantially all of its net investment income and realized net capital gains to its shareholders each year. Usually, each Portfolio distributes net investment income annually and distributes net capital gains in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

All distributions are automatically paid in additional shares of the same class of the distributing Portfolio.

Taxes

In general, your investment in the Fund is part of the Program. The Program has received a ruling from the Internal Revenue Service stating that, in general, the Program qualifies under Section 529 of the Code so that earnings on Program investments are not subject to Federal income tax (with respect to either a contributor to the Program or a Designated Beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay the "qualified higher education expenses" of your Designated Beneficiary are tax-free for Federal income tax purposes.1State and local taxes may still apply.

1The Federal tax-free treatment of qualified 529 Plan withdrawals is scheduled to expire after December 31, 2010, unless extended by Congress.

Withdrawals of earnings that are not used for the Designated Beneficiary's qualified higher education expenses generally are subject not only to Federal income tax but also to a Federal penalty in the form of an additional 10% tax on the earnings portion of any non-qualified withdrawal (unless such amounts are transferred within sixty (60) days to another qualified tuition program for the same Designated Beneficiary as under the Program). Withdrawals attributable to contributions to the Program (including the portion of any rollover from another state's qualified tuition plan that is attributable to contributions to that plan) are not subject to tax.

In general, "qualified higher education expenses" include the costs of tuition, fees, books, supplies and equipment for the Designated Beneficiary's attendance at an "eligible educational institution" as well as qualified room and board if the Designated Beneficiary attends such institution at least half-time. The terms "qualified higher education expenses," "Designated Beneficiary," and "eligible educational institution" are as defined in the Code and as described in the Program Overview.

The foregoing is only a brief summary of some of the important Federal income tax considerations relating to investments in the Fund under the Program; you will find more information in the SAI and the Program Overview. You are urged to consult your own tax adviser for information about the state and local tax consequences of, and the impact of your personal financial situation on, an investment in the InvestEd Plan. In addition, please note that if you are a resident of a state other than Arizona, there may be state tax benefits available to you from an investment in a 529 Plan offered by your state.

Financial Highlights

The following information is to help you understand the financial performance of each Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements for each Portfolio for the fiscal year ended December 31, 2005, is included in the Fund's Annual Report to Shareholders, which is incorporated by reference into its Statement of Additional Information. The annual report contains additional performance information and will be made available upon request.

Waddell & Reed InvestEd Growth Portfolio

For a share outstanding throughout each period:

					For the
	For the				period
	fiscal year				from
	ended				10-1-01[1]
	December 31,				through
	2005	2004	2003	2002	12-31-01
	-----------------------------------------------------------				----------
Per-Share Data
Net asset value,
beginning of period	$12.06	$11.14	$9.17	$10.84	$10.00
	-------	-------	-------	-------	-------
Income (loss) from investment
operations:
Net investment income	0.10	0.08	0.08	0.01	0.02
Net realized and unrealized gain
(loss) on investments	0.99	1.03	2.01	(1.54)	0.84
	-------	-------	-------	-------	-------
Total from investment operations	1.09	1.11	2.09	(1.53)	0.86
	-------	-------	-------	-------	-------
Less distributions from:
Net investment income	(0.10)	(0.08)	(0.08)	(0.09)	(0.02)
Capital gains	(0.13)	(0.11)	(0.04)	(0.05)	(0.00)
	-------	-------	-------	-------	-------
Total distributions	(0.23)	(0.19)	(0.12)	(0.14)	(0.02)
	-------	-------	-------	-------	-------
Net asset value,
end of period	$12.92	$12.06	$11.14	$9.17	$10.84
	=====	=====	=====	=====	=====
Ratios/Supplemental Data
Total return[2]	8.99%	9.99%	22.53%	- 13.94%	8.63%
Net assets, end of period
(in millions)	$86	$69	$50	$29	$9
Ratio of expenses to
average net assets including
expense waiver	0.74%	0.82%	1.19%	1.46%	1.67%[3]
Ratio of net investment income to
average net assets including
expense waiver	0.81%	0.77%	0.90%	0.69%	1.18%[3]
Ratio of expenses to
average net assets excluding
expense waiver	1.00%	1.03%	-- [4]	1.48%	1.71%[3]
Ratio of net investment income to
average net assets excluding
expense waiver	0.55%	0.56%	-- [4]	0.67%	1.14%[3]
Portfolio turnover rate	5%	11%	19%	28%	0%

1Commencement of operations of the class (formerly Class A).
2Total return calculated without taking into account the sales load deducted on an initial purchase.
3Annualized.
4Because the Portfolio's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

Waddell & Reed InvestEd Balanced Portfolio

For a share outstanding throughout each period:

					For the
	For the				period
	fiscal year				from
	ended				10-1-01[1]
	December 31,				through
	2005	2004	2003	2002	12-31-01
	-----------------------------------------------------------				----------
Per-Share Data
Net asset value,
beginning of period	$11.42	$10.85	$9.47	$10.57	$10.00
	-------	-------	-------	-------	-------
Income (loss) from investment
operations:
Net investment income	0.15	0.12	0.12	0.06	0.03
Net realized and unrealized gain
(loss) on investments	0.65	0.70	1.41	(0.97)	0.57
	-------	-------	-------	-------	-------
Total from investment operations	0.80	0.82	1.53	(0.91)	0.60
	-------	-------	-------	-------	-------
Less distributions from:
Net investment income	(0.15)	(0.12)	(0.12)	(0.14)	(0.03)
Capital gains	(0.12)	(0.13)	(0.03)	(0.05)	(0.00)
	-------	-------	-------	-------	-------
Total distributions	(0.27)	(0.25)	(0.15)	(0.19)	(0.03)
	-------	-------	-------	-------	-------
Net asset value,
end of period	$11.95	$11.42	$10.85	$9.47	$10.57
	=====	=====	=====	=====	=====
Ratios/Supplemental Data
Total return[2]	7.00%	7.55%	15.90%	-8.45%	6.00%
Net assets, end of period
(in millions)	$58	$49	$38	$25	$9
Ratio of expenses to
average net assets including
expense waiver	0.71%	0.78%	1.09%	1.35%	1.67%[3]
Ratio of net investment income to
average net assets including
expense waiver	1.32%	1.13%	1.32%	1.30%	1.70%[3]
Ratio of expenses to
average net assets excluding
expense waiver	0.98%	0.99%	-- [4]	1.37%	1.72%[3]
Ratio of net investment income to
average net assets excluding
expense waiver	1.05%	0.92%	-- [4]	1.28%	1.65%[3]
Portfolio turnover rate	5%	12%	18%	29%	0%

1Commencement of operations of the class (formerly Class A).
2Total return calculated without taking into account the sales load deducted on an initial purchase.
3Annualized.
4Because the Portfolio's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

Waddell & Reed InvestEd Conservative Portfolio

For a share outstanding throughout each period:

					For the
	For the				period
	fiscal year				from
	ended				10-1-01[1]
	December 31,				through
	2005	2004	2003	2002	12-31-01
	-----------------------------------------------------------				----------
Per-Share Data
Net asset value,
beginning of period	$10.43	$10.35	$10.06	$10.18	$10.00
	-------	-------	-------	-------	-------
Income (loss) from investment
operations:
Net investment income (loss)	0.17	0.12	0.08	(0.01)	0.04
Net realized and unrealized gain
on investments	0.09	0.18	0.34	0.04	0.19
	-------	-------	-------	-------	-------
Total from investment operations	0.26	0.30	0.42	0.03	0.23
	-------	-------	-------	-------	-------
Less distributions from:
Net investment income	(0.17)	(0.13)	(0.08)	(0.14)	(0.05)
Capital gains	(0.08)	(0.09)	(0.05)	(0.01)	(0.00)*
	-------	-------	-------	-------	-------
Total distributions	(0.25)	(0.22)	(0.13)	(0.15)	(0.05)
	-------	-------	-------	-------	-------
Net asset value,
end of period	$10.44	$10.43	$10.35	$10.06	$10.18
	=====	=====	=====	=====	=====
Ratios/Supplemental Data
Total return[2]	2.53%	2.91%	4.07%	0.35%	2.28%
Net assets, end of period
(in millions)	$18	$14	$12	$8	$3
Ratio of expenses to
average net assets including
expense waiver	0.85%	0.85%	1.13%	1.91%	2.14%[3]
Ratio of net investment income to
average net assets including
expense waiver	1.83%	1.27%	0.90%	0.87%	1.49%[3]
Ratio of expenses to
average net assets excluding
expense waiver	1.12%	1.07%	1.18%	1.96%	2.19%[3]
Ratio of net investment income to
average net assets excluding
expense waiver	1.56%	1.05%	0.85%	0.82%	1.44%[3]
Portfolio turnover rate	22%	19%	14%	81%	1%

*Not shown due to rounding.
1Commencement of operations of the class (formerly Class A).
2Total return calculated without taking into account the sales load deducted on an initial purchase.
3Annualized.

Waddell & Reed InvestEd Portfolios, Inc.

Custodian	Underwriter
UMB Bank, n.a.	Waddell & Reed, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
Kirkpatrick & Lockhart	913-236-2000
Nicholson Graham LLP	888-WADDELL
1601 K Street, N.W.
Washington, D. C. 20006	Administrative and
Shareholder Servicing Agent
Independent Registered	Waddell & Reed
Public Accounting Firm	Services Company
Deloitte & Touche LLP	6300 Lamar Avenue
1100 Walnut, Suite 3300	P. O. Box 29217
Kansas City, Missouri 64106	Shawnee Mission, Kansas
66201-9217
Investment Manager	913-236-2000
Waddell & Reed Investment	888-WADDELL
Management Company
6300 Lamar Avenue	Accounting Services Agent
P. O. Box 29217	Waddell & Reed
Shawnee Mission, Kansas	Services Company
66201-9217	6300 Lamar Avenue
913-236-2000	P. O. Box 29217
888-WADDELL	Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Waddell & Reed InvestEd Portfolios, Inc.

You can get more information about each Portfolio in the--

  Statement of Additional Information (SAI), which contains detailed information about a Portfolio, particularly its investment policies and practices and those of its underlying funds. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  Annual and Semiannual Reports to Shareholders, which detail the Portfolios' actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the year covered by the report.

To request a copy of the Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com. Additionally, the Prospectus, SAI, and Annual Reports for each of the underlying funds and for the Portfolios are available on the Waddell & Reed website at www.waddell.com.

Information about the Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-551-5850.

The Fund's SEC file number is: 811-10431.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL